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                                                                    EXHIBIT 10.3

                                                             As Amended 10/27/94


                                 BAYBANKS, INC.
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                1982 Restricted Stock Plan for Key Employees of
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                         BayBanks, Inc. and Affiliates
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1. PURPOSE.
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        The purpose of this Restricted Stock Plan (the "Plan") is to attract, motivate and retain outstanding individuals as employees of BayBanks, Inc. (the "Corporation") and its bank and other Affiliates, as hereinafter defined, and to reward those who make substantial contributions to the success and welfare of the Corporation and the benefit of the Corporation's stockholders.

2. STOCK SUBJECT TO THE PLAN.
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        The stock which may be granted under the Plan shall be the Common
Stock, $2.00 par value, of the Corporation. The maximum total number of shares of such stock which may be issued under the Plan shall be 400,000 shares (except as such amount may be adjusted in accordance with the provisions of Section 9 hereof). Such shares may be either unissued shares or reacquired shares. No more than a total of 60,000 shares shall be granted under the Plan to any one participant.


        If previously awarded shares revert to the Corporation by reason of termination of employment during the applicable Restriction Period, or for any other reason, such shares may again be awarded under the Plan.
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3. ELIGIBILITY AND PARTICIPATION.
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        Participants in the Plan shall consist of those key employees of the
Corporation and its Affiliates to whom the Committee may, from time to time, make grants of Restricted Stock, as hereinafter defined, provided, however, that each participant must have been employed by the Corporation or an Affiliate for a period of at least six months immediately preceding the date of such grant. No director of the Corporation or an Affiliate who is not an officer or salaried employee of the Corporation or an Affiliate shall be eligible to be a participant in the Plan. Committee selection of a participant in any year shall neither preclude nor require selection of such person to participate in any other year, or, if so selected, require that the participant receive the same type or amount of award as in any other year, or as may be received by any other participant in any year. Neither the Plan nor any action taken under the Plan shall be construed as giving any participant the right to be retained in the employ of the Corporation or an Affiliate.

4. ADMINISTRATION OF THE PLAN.
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        The Plan shall be administered by a Committee (the "Committee")
appointed by, and to serve at the pleasure of, the Board of Directors of the Corporation and consisting of three or more disinterested directors. Until the Board of Directors shall otherwise determine the Committee shall be the Corporate Compensation Committee. Subject to the express provisions hereof, the Committee shall have sole and complete authority to



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make grants of Restricted Stock.  Such authority shall include but not be limited to selecting participants, determining the number of shares of Common Stock (subject to the limitations in Section 2 hereof) to be granted to each of the participants under the Plan and the terms and conditions under which such grants shall be made, and determining the duration of each Restriction Period.


        A director shall be deemed to be a disinterested director only if he is not eligible at the time such determinations are made by the Committee and has not at any time within one year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to this Plan or any other plan of the Corporation or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or any of its Affiliates. The Committee shall also have authority to adopt rules and regulations for carrying out the Plan and to interpret, construe, implement and otherwise administer the provisions of the Plan. Decisions of the Committee shall be final. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present (or acts approved in writing by a majority of the Committee) shall be the acts of the Committee. The Committee shall keep minutes of its proceedings and from time to time make such reports to the Board of Directors as the Board shall direct.





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5. EFFECTIVE DATE.
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        The Effective Date of the Plan shall be the date upon which the Plan is adopted by the Board of Directors of the Corporation. The Plan shall terminate if it is not approved within twelve months after the Effective Date by vote of the holders of a majority of the stock of the Corporation present in person or by proxy and entitled to vote at a special or annual meeting of the stockholders of the Corporation.

6. TERMS AND CONDITIONS OF GRANTS.
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        6.1. Grants under the Plan shall consist of Restricted Stock which shall be shares of Common Stock of the Corporation transferred to participants in furtherance of the purposes of the Plan without, unless otherwise provided, other payment and subject to the restrictions referred to in this Section 6. All shares of Restricted Stock granted to participants under the Plan shall be so granted solely for, and in consideration of, past services rendered to the Corporation or an Affiliate and shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Committee in its sole discretion and as shall be contained in the Agreement referred to in Section 6.1(d) hereof.

            (a) At the time of a grant of shares of Restricted Stock to a participant, the Committee shall establish for all such shares (or, if it is the intent that the total of such shares shall be divided into separate parts, for each part of such total) a period of time (the "Restriction Period") commencing with the date of the grant of such shares during which





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time the shares may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided. Different Restriction Periods may be fixed for different parts of the shares that are being granted to a participant, and the Restriction Period for one grant may differ from the Restriction Period of other grants. Except for such restrictions, the participant as owner of such Restricted Stock shall have all the rights of a stockholder including but not limited to the right to receive all dividends paid on such Restricted Stock and the right to vote such Restricted Stock. The restrictions shall terminate upon the earliest to occur of the expiration of the Restriction Period or the participant's death, disability, or retirement. The Agreement referred to in Section 6.1(d) hereof may be amended at any time to modify the Restriction Period with respect to any shares of Restricted Stock the restrictions on which have not then lapsed.

                 (b) If a participant ceases to be an employee of the Corporation or an Affiliate, for any reason except death, disability, or retirement, all shares of Restricted Stock theretofore granted to him, which are still subject to the restrictions imposed under this Section 6, shall, except as provided in Section 7 hereof, upon such termination of employment be forfeited and returned to the Corporation unless the Committee, in its discretion, otherwise determines.

                 (c) Each certificate issued in respect of shares of Restricted Stock granted under the Plan shall be registered in the name of the participant and deposited by him, together with a





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stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

        "The transferability of this certificate and the shares of stock represented hereby are subject to the terms, conditions and restrictions (including forfeiture) contained in a Plan and an Agreement between the registered owner and BayBanks, Inc. A copy of such Plan and Agreement will be furnished to the holder of this certificate upon written request and without charge."


                 (d) The participant shall enter into an Agreement with the Corporation, in form not inconsistent with the Plan, agreeing to the terms and conditions of the grant and such other matters as the Committee shall in its sole discretion determine.

                 (e) Upon the termination of the restrictions imposed under this Section 6, the Corporation shall return to the participant (or his legal representative, beneficiary or heir) certificates, without a legend, for the shares of Common Stock deposited with it pursuant to subsection (c) hereof.

        6.2. The Corporation or an Affiliate, as the case may be, shall have the right to deduct from amounts payable to the participant, or to require the participant to pay, the amount of any taxes required by law to be withheld with respect to such Restricted Stock. In the Committee's discretion, the participant may be given the right to elect that such required withholding, as well as additional withholding with respect to such Restricted Stock, be paid in whole or in part in shares of Common Stock, including shares retained from the grant creating the tax





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obligation, valued at their fair market value on the date of delivery.

         6.3. No rights or interests of a participant under the Plan may be assigned, encumbered or transferred except by will or the laws of descent and distribution.

7. LAPSE OF RESTRICTIONS.
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        In the event of death, disability or retirement of a participant, all restrictions on the Restricted Stock of such participant shall lapse. Also, the Committee, in its discretion, may include in the Agreement referred to in
Section 6.1(d) hereof provisions permitting restrictions on Restricted Stock to lapse, in whole or in part, upon a Change in Control of the Corporation. A "Change in Control" of the Corporation shall be deemed to have occurred upon the occurrence of any of the following:

              (a) Any transaction or series of transactions, as a result of which any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) (a "Person") is or becomes a "beneficial owner" (as defined in Rule 13d-3 under such act), directly or indirectly, of securities of the Corporation representing thirty percent (30%) or more of the combined voting power of the Corporation's then outstanding voting securities (the "Corporation's Outstanding Voting Securities"); provided, however, that a Change in Control shall not be deemed to have occurred solely because of the acquisition of securities of the Corporation by (i) one or more employee benefit plans or related trusts established for the benefit of the employees of the Corporation or any Affiliate of the Corporation; or (ii) any





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Person when such acquisition (A) is effected primarily to prevent the
Corporation from being declared insolvent and (B) is approved by the Board of Directors of the Corporation (the "Board").

                   (b) Any change in the membership of the Board such that individuals who are Incumbent Directors (as defined herein) cease for any reason to constitute at least a majority of the Board. The Incumbent Directors shall be (i) those members of the Board who were Directors as of October 27, 1994, and who have served continuously as Directors since such date, and (ii) any other member of the Board who subsequently became a Director and whose election or nomination for election by the Corporation's stockholders at the beginning of his or her current tenure was approved by a vote of at least a majority of the Directors who were then Incumbent Directors, except that no individual shall be an Incumbent Director if such individual's initial assumption of office as a Director occurred as a result of an actual or threatened election contest with respect to the election or removal of Directors, or other actual or threatened solicitation of proxies or consents, by, or on behalf of, a Person other than the Board.

                   (c) The approval by the Corporation's stockholders of a reorganization, merger, consolidation, sale or other disposition of all or substantially all of the assets of the Corporation, or similar transaction (a "Business Combination"), unless all of the following conditions are met, with such conditions being applied as of the date of such approval as if the Business Combination were consummated on such date on the





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terms then specified in the agreement or plan providing for the Business
Combination:

                 (i) the individuals and entities who are the beneficial owners of the Corporation's Outstanding Voting Securities as of the date of such approval would beneficially own, directly or indirectly, securities representing more than 50% of the outstanding combined voting power of the voting securities that would be outstanding and entitled to vote generally in the election of the governing body of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity that as a result of such transaction would own the Corporation or all or substantially all of the Corporation's assets, either directly or through one or more subsidiaries) (the "Resulting Entity"), and the securities of the Resulting Entity that would be owned by such beneficial owners of the Corporation's Outstanding Voting Securities would be owned by them in substantially the same proportions as they own the Corporation's Outstanding Voting Securities;

                 (ii) no Person (excluding any corporation or other entity resulting from such Business Combination, and excluding any employee benefit plan or related trust of the Corporation or of such corporation or other entity resulting from such Business





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                          Combination) would beneficially own, directly or
                          indirectly, 30% or more of the combined voting power of the outstanding voting securities of the Resulting Entity except to the extent that such ownership existed prior to the Business Combination; and

               (iii) at least a majority of the members of the board of directors of the Resulting Entity would be persons who were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.

                 (d) Approval by the Corporation's stockholders of a liquidation or dissolution of the Corporation (unless the liquidation or dis-solution is part of a Business Combination excepted from clause (c) above).

                 (e) The close of business on the latest of the following dates:

                 (i) the date that a tender or exchange offer by any Person (other than the Corporation, any Affiliate of the Corporation, or any employee benefit plan or related trust established for the benefit of the employees of the Corporation or any Affiliate of the Corporation) that, if consummated, would result in such Person becoming a "beneficial owner" (as defined in clause (a) above), directly or indirectly, of securities of the Corporation representing thirty percent (30%) or more of the





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                          combined voting power of the Corporation's then out-
                          standing voting securities, is first published or sent or given within the meaning of Rule 14d-2(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder;

                 (ii) the date upon which all regulatory approvals required for the acquisition of securities pursuant to the tender or exchange offer referred to in clause (i) have been obtained or waived; or

                (iii) the date upon which any approval of the security holders of the Person publishing or sending or giving the tender or exchange offer referred to in clause
                          (i) required for the acquisition of securities pursuant to such tender or exchange offer is obtained or waived.

8. SECURITIES AND OTHER LAWS.
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        In any case where in the opinion of the Committee, the issue and/or delivery of shares of Common Stock under the Plan would violate requirements of Federal or state securities or other laws, or the requirements of any exchange on which the securities are listed, the Corporation shall be entitled to postpone such issue and/or delivery until such requirements have been met. The Committee may require representations and agreements from any participant in order to insure compliance with Federal or state securities or other laws.





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9. ADJUSTMENT IN NUMBER OF SHARES.
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        In the event that there are any changes in the outstanding Common Stock of the Corporation by reason of stock dividends, stock splits, or recapitalizations (whether by way of mergers, consolidations, combinations, or exchanges of shares or the like) the aggregate number and kind of shares available under the Plan shall be appropriately adjusted by the Committee, if necessary, to reflect equitably such change or changes. Any shares of stock or other securities received by a participant with respect to shares still subject to the restrictions imposed by Section 6 will be subject to the same restrictions and shall be deposited with the Corporation in accordance with
Section 6.

10. NOTICE OF ELECTION UNDER SECTION 83(b).
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        Each employee making an election under Section 83(b) of the Internal
Revenue Code of 1954, as amended, and the regulations and rulings promulgated thereunder, will provide a copy thereof to the Corporation within thirty days of the filing of such election with the Internal Revenue Service and the Agreement referred to in Section 6 shall so provide.

11. TERM OF PLAN.
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        Unless sooner terminated the Plan shall terminate ten years from the
Effective Date and no Restricted Stock shall be granted thereafter.

12. AMENDMENTS AND TERMINATION.
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        The Plan or any portion hereof may be amended at any time and from time to time or terminated by the Board of Directors, but no amendment which increases the aggregate number of shares of Common Stock which may be granted pursuant to the





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Plan (otherwise than as contemplated by Section 9 hereof) or which extends the period during which Restricted Stock may be granted under the Plan shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the shares of the stock of the Corporation present in person or by proxy and entitled to vote at a meeting held to take such action. No amendment or termination shall adversely affect the terms and conditions of outstanding grants of a participant without his written consent, except that the Plan may be amended without the consent of any participant in order to conform to restrictions or limitations imposed by the Federal securities laws or regulations, or any other laws or regulations deemed by the Corporation to be binding upon it.

13. MISCELLANEOUS.
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        13.1. TRANSFER OF EMPLOYMENT.  The transfer of employment of an employee from the Corporation to an Affiliate or from an Affiliate to the Corporation or to another Affiliate shall not constitute a termination of employment for the purposes of the Plan.

        13.2. DEFINITION OF AFFILIATE. For all purposes of the Plan the term "Affiliate" means any corporation of which the Corporation owns or controls more than 50% of the outstanding shares of capital stock entitled ordinarily (rather than in some contingency) to vote for the election of directors (counting shares owned or controlled by an Affiliate within this definition as being owned or controlled by the Corporation).





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        13.3. ENFORCEMENT.*  After a Change in Control, the Corporation shall pay all reasonable legal fees, costs, and other expenses incurred by any participant in enforcing rights under this Plan or the participant's Agreement.













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* This subsection  does not apply to  officers of the Corporation who  are subject to the provisions of Section 16 of the Securities Exchange Act of 1934.

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